[LOGO OMITTED]


For Immediate Release:                        Contact:
July 14, 2006                                 Dawn M. Robert, Investor Relations
                                              Galaxy Nutritional Foods, Inc.
                                              (407) 854-0433


                        GALAXY NUTRITIONAL FOODS REPORTS
                            FY2006 OPERATING RESULTS

   GROSS MARGIN IMPROVES TO 34% IN FOURTH QUARTER VS. 18% IN PRIOR-YEAR PERIOD

ORLANDO, Florida (July 14, 2006) Galaxy Nutritional Foods, Inc. (OTC BB: GXYF), a leading developer and marketer of cheese alternative and dairy-related products, today reported its operating results for FY2006.

For the three months ended March 31, 2006, the Company reported a net loss of ($1,833,320), or ($0.09) per share, on net sales of approximately $8.4 million. These results compared with a net loss of ($2,545,790), or ($0.14) per share, and net sales of approximately $10.8 million, in the fourth quarter of the previous fiscal year.

For the twelve months ended March 31, 2006, net sales approximated $37.8 million, versus net sales of approximately $44.5 million in FY2005. The Company reported a net loss to common stockholders of ($24,148,553), or ($1.23) per share, in the most recent fiscal year, compared with a net loss to common stockholders of ($4,261,855), or ($0.25) per share, in the fiscal year ended March 31, 2005. Operating results for FY2006 included non-cash expenses of $10.1 million related to a reserve on a non-recourse stockholder note, $1.6 million associated with disposal activities, and $7.9 million in asset impairment charges.

The declines in net sales during the quarter and fiscal year ended March 31, 2006 were primarily due to (1) a reduction in private label sales to Wal-Mart and (2) customer resistance to multiple price increases that were implemented in late FY2005 and early FY2006 in response to rising raw material and other production costs. Gross margin improved to 26% of sales in FY2006, from 22% in FY2005. For the quarter ended March 31, 2006, gross margin reached 34% of sales, compared with 18% in the fourth quarter of FY2005.

We anticipate that the report from our independent accountants, relating to our March 31, 2006 audited financial statements will contain an explanatory paragraph stating that our recurring losses from operations and our inability to pay approximately $2.4 million in short-term notes which became due June 15, 2006 raise substantial doubt about our ability to continue as a going concern. Management intends to address these concerns by refinancing these short-term notes and by receiving positive cash flow from operations as a result of its recent changes to the Company's operations, mainly the outsourcing of its manufacturing and distribution functions. If we are not successful in refinancing the $2.4 million in short-term notes or in otherwise entering into a financing, sale, or business transaction that infuses sufficient cash resources into the Company in the near future, management believes that it may no longer be able to continue the implementation of its current business plan and that there would be a material adverse affect on the liquidity and financial condition of the Company.

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

"Our operations have stabilized significantly in the past several months, as the outsourcing of our production and distribution activities has begun to reflect itself in lower manufacturing, inventory, distribution and overhead costs," stated Michael E. Broll, Chief Executive Officer of Galaxy Nutritional Foods, Inc. "Our financial results continued to be significantly impacted by non-standard costs in the fourth quarter, when 100% of our operating loss was due to costs related to disposal activities and strategic alternatives, as well as a further non-cash charge associated with the previously disclosed default by a stockholder on a non-recourse note receivable."

"I am particularly pleased with the improvement in our gross margin to 34% of sales in the fourth quarter of fiscal 2006, compared with 26% for the full year and 18% in the fourth quarter of fiscal 2005," continued Broll. "During the current fiscal year, we plan to reduce marginally profitable private label and Galaxy imitation sales in order to improve our gross margin further. Thus, while we expect sales to decline in fiscal 2007, our goal is to restore the Company to profitability and generate positive cash flow from operations. In addition to further reductions in corporate overhead, we expect consulting, legal and audit expenses related to major contracts and review of strategic alternatives to decline significantly during fiscal 2007. Our financial goals appear realistic based on currently available information."


CONFERENCE CALL INFORMATION

The Company will host an investor conference call today at 11:00 a.m. EST; Shareholders and other interested parties may participate in the conference call by dialing 888-889-5345 (international/local participants dial 973-935-8516) and referencing the ID code 7611509, a few minutes before 11:00 am EDT on July 14, 2006. A replay of the call will be available through July 21, 2006 by dialing 877-519-4471 (international callers dial 973-341-3080) and the replay Access Code is 7611509.


About Galaxy Nutritional Foods, Inc.
Galaxy Nutritional Foods, Inc. (OTC BB: GXYF) develops and globally markets plant-based cheese and dairy alternatives, as well as processed organic cheese and cheese food to grocery and natural foods retailers, mass merchandisers and foodservice accounts. Veggie, the leading brand in the grocery cheese alternative category and the Company's top selling product group, is primarily merchandised in the produce section and provides calcium and protein without cholesterol, saturated fat or trans-fat. Other popular brands include: Rice, Veggy, Vegan, and Wholesome Valley. Galaxy Nutritional Foods, Inc. is dedicated to developing nutritious products to meet the taste and dietary needs of today's increasingly health conscious consumers. For more information, visit www.galaxyfoods.com.

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

Galaxy Nutritional Foods, Inc. is headquartered in Orlando, Florida, and its common stock is quoted on the OTC Bulletin Board under the symbol "GXYF".

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, OR OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THOSE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT UNANTICIPATED EVENTS OR DEVELOPMENTS.

RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY AND ADVERSELY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS HEREIN INCLUDE (THE "CAUTIONARY STATEMENTS"), WITHOUT LIMITATION: THE COMPANY' S ABILITY TO REFINANCE THE $2.4 MILLION OF NOTES THAT MATURED JUNE 14, 2006; THE COMPANY'S ABILITY TO EXECUTE ITS BUSINESS STRATEGY IN A VERY COMPETITIVE ENVIRONMENT; AND OTHER RISKS REFERENCED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


                          (Financial statements follow)


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

                         GALAXY NUTRITIONAL FOODS, INC.
                                 Balance Sheets

                                                                              MARCH 31,        MARCH 31,
                                                                                2006             2005
                                                                            ------------     ------------
                                  ASSETS
CURRENT ASSETS:

  Cash                                                                           435,880     $    561,782
  Trade receivables, net of allowance for
    doubtful accounts of $1,769,000 and $2,299,000                             4,018,806        4,644,364
  Inventories                                                                    273,528        3,811,470
  Prepaid expenses and other                                                      70,717          219,592
                                                                            ------------     ------------

         Total current assets                                                  4,798,931        9,237,208

PROPERTY AND EQUIPMENT, NET                                                      226,349       18,246,445
ASSETS HELD FOR SALE                                                              61,950               --
OTHER ASSETS                                                                     162,840          286,013
                                                                            ------------     ------------


         TOTAL                                                                 5,250,070     $ 27,769,666
                                                                            ============     ============

              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Line of credit                                                            $  1,919,002     $  5,458,479
  Accounts payable                                                             2,665,963        3,057,266
  Accrued disposal costs                                                         480,404               --
  Accrued and other current liabilities                                          542,811        2,130,206
  Related party notes payable                                                  2,273,021               --
  Current portion of accrued employment contracts                                434,114          586,523
  Current portion of term notes payable                                               --        1,320,000
  Current portion of obligations under capital leases                             20,231          194,042
                                                                            ------------     ------------

         Total current liabilities                                             8,335,546       12,746,516

ACCRUED EMPLOYMENT CONTRACTS, less current portion                               559,677          993,305
TERM NOTES PAYABLE, less current portion                                              --        6,921,985
OBLIGATIONS UNDER CAPITAL LEASES, less current portion                            37,507           85,337
                                                                            ------------     ------------

         Total liabilities                                                     8,932,730       20,747,143
                                                                            ------------     ------------

COMMITMENTS AND CONTINGENCIES                                                         --               --

TEMPORARY EQUITY:
   Common stock, subject to registration, $.01 par value; 2,000,000
     shares issued and outstanding                                                    --        2,220,590

STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, $.01 par value; authorized 85,000,000 shares; 20,054,623
    and 16,411,474 shares issued                                                 200,546          164,115
  Additional paid-in capital                                                  71,345,556       65,838,227
  Accumulated deficit                                                        (72,456,301)     (48,307,748)
                                                                            ------------     ------------

                                                                                (910,199)      17,694,594
  Less:  Notes receivable arising from the exercise of
         stock options                                                        (2,652,000)     (12,772,200)
        Treasury stock, 30,443 shares, at cost                                  (120,461)        (120,461)
                                                                            ------------     ------------

         Total stockholders' equity (deficit)                                 (3,682,660)       4,801,933
                                                                            ------------     ------------

         TOTAL                                                              $  5,250,070     $ 27,769,666
                                                                            ============     ============

                         GALAXY NUTRITIONAL FOODS, INC.
                            Statements of Operations


Fiscal Years Ended March 31,                                  2006             2005              2004
                                                          ------------     ------------     ------------
NET SALES                                                 $ 37,775,862     $ 44,510,487     $ 36,176,961

COST OF GOODS SOLD                                          28,142,732       34,736,594       24,864,289
                                                          ------------     ------------     ------------

 Gross margin                                                9,633,130        9,773,893       11,312,672
                                                          ------------     ------------     ------------

OPERATING EXPENSES:
Selling                                                      5,571,097        5,148,426        4,981,996
Delivery                                                     2,251,318        2,307,166        1,877,682
Employment contract expense-general and administrative              --          444,883        1,830,329
General and administrative, including $926,263,
  $409,746 and $651,273 non-cash compensation related
  to stock based transactions                                4,750,624        4,380,436        3,954,303
Research and development                                       321,016          309,054          260,410
Reserve on stockholder note receivable                      10,120,200               --               --
Cost of disposal activities                                  1,646,490               --               --
Impairment of equipment                                      7,896,554               --               --
(Gain) loss on disposal of assets                               (3,628)          (4,500)           8,519
                                                          ------------     ------------     ------------
   Total operating expenses                                 32,553,671       12,585,465       12,913,239
                                                          ------------     ------------     ------------

LOSS FROM OPERATIONS                                       (22,920,541)      (2,811,572)      (1,600,567)
                                                          ------------     ------------     ------------

OTHER INCOME (EXPENSE):
Interest expense                                            (1,616,743)      (1,129,977)      (1,361,606)
Derivative income (expense)                                         --           62,829          (94,269)
Gain (loss) on fair value of warrants                          388,731           18,937         (242,835)
                                                          ------------     ------------     ------------
   Total other income (expense)                             (1,228,012)      (1,048,211)      (1,698,710)
                                                          ------------     ------------     ------------

NET LOSS                                                  $(24,148,553)    $ (3,859,783)    $ (3,299,277)

Less:
Preferred Stock Dividends                                           --           82,572          201,791
Preferred Stock Accretion to Redemption Value                       --          319,500        1,256,019
                                                          ------------     ------------     ------------

NET LOSS TO COMMON STOCKHOLDERS                           $(24,148,553)    $ (4,261,855)    $ (4,757,087)
                                                          ============     ============     ============


BASIC AND DILUTED NET LOSS PER COMMON SHARE               $      (1.23)    $      (0.25)    $      (0.32)
                                                          ============     ============     ============

                         GALAXY NUTRITIONAL FOODS, INC.
                            Statements of Cash Flows

Fiscal Years Ended March 31,                                           2006             2005             2004
                                                                   ------------     ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                         $(24,148,553)    $ (3,859,783)    $ (3,299,277)
  Adjustments to reconcile net loss to net cash from (used in)
    operating activities:
      Depreciation and amortization                                   1,517,287        2,172,566        2,205,053
      Amortization of debt discount and financing costs                 675,886          116,522          236,321
      Provision for promotional deductions and losses on trade
        receivables                                                   1,485,266        1,666,000             (221)
      Provision for loss on stockholder note receivable              10,120,200
      Derivative (income) expense                                            --          (62,829)          94,269
      (Gain) loss on fair value of warrants                            (388,731)         (18,937)         242,835
      Non-cash compensation related to stock-based transactions         926,263          409,746          651,273
      (Gain) loss on disposal of assets                               7,892,926           (4,500)           8,519
      (Increase) decrease in:
        Trade receivables                                              (859,708)      (2,346,166)         999,049
        Inventories                                                   3,537,942          821,373          661,657
        Prepaid expenses and other                                      148,875           46,709          189,012
      Increase (decrease) in:
        Accounts payable                                               (391,303)       1,790,920       (1,426,143)
        Accrued and other liabilities                                  (953,028)          48,125        1,674,003
                                                                   ------------     ------------     ------------

   NET CASH FROM (USED IN) OPERATING ACTIVITIES                        (436,678)         779,746        2,236,350
                                                                   ------------     ------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                   (294,236)        (104,339)        (221,585)
  Proceeds from sale of equipment                                     8,842,169            4,500               --
  (Increase) decrease in other assets                                        --           34,837          (10,193)
                                                                   ------------     ------------     ------------

   NET CASH FROM (USED IN) INVESTING ACTIVITIES                       8,547,933          (65,002)        (231,778)
                                                                   ------------     ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease in book overdrafts                                                --               --       (1,151,276)
  Net borrowings (payments) on line of credit                        (3,539,477)         853,202         (334,617)
  Borrowings on term notes payable                                    2,400,000               --        2,000,000
  Repayments on term notes payable                                   (8,241,985)      (1,140,000)      (1,572,760)
  Repayments on subordinated note payable                                    --               --       (4,000,000)
  Financing costs for long term debt                                   (303,697)         (37,500)        (288,230)
  Principal payments on capital lease obligations                      (221,641)        (239,603)        (365,635)
  Proceeds from exercise of common stock options                          2,880           18,856           16,217
  Proceeds from exercise of common stock warrants, net of costs       1,651,310               --          360,000
  Proceeds from issuance of common stock under employee stock
    purchase plan                                                        15,453           24,002           28,527
  Proceeds from issuance of common stock, net of costs                       --        2,198,090        3,751,283
  Redemption of preferred stock                                              --       (2,279,688)              --
                                                                   ------------     ------------     ------------

   NET CASH FROM (USED IN) FINANCING ACTIVITIES                      (8,237,157)        (602,641)      (1,556,491)
                                                                   ------------     ------------     ------------

NET INCREASE (DECREASE) IN CASH                                        (125,902)         112,103          448,081

CASH, BEGINNING OF YEAR                                                 561,782          449,679            1,598
                                                                   ------------     ------------     ------------

CASH, END OF YEAR                                                  $    435,880     $    561,782     $    449,679
                                                                   ============     ============     ============

                         GALAXY NUTRITIONAL FOODS, INC.
                            Statements of Operations

THREE MONTHS ENDED MARCH 31,                              2006             2005
-------------------------------------------------    ------------     ------------
NET SALES                                            $  8,414,387     $ 10,785,379

COST OF GOODS SOLD                                      5,560,024        8,875,744
                                                     ------------     ------------

 Gross margin                                           2,854,363        1,909,635
                                                     ------------     ------------

OPERATING EXPENSES:
Selling                                                 1,915,554          902,007
Delivery                                                  365,104          549,204
General and administrative, including $2,750 and
  $192,358 non-cash compensation related to stock
  based transactions                                      751,262        2,368,542
Research and development                                   64,961           82,575
Reserve on stockholder note receivable                    990,857               --
Cost of disposal activities                               304,286               --
(Gain) loss on disposal of assets                         (74,594)          (4,500)
                                                     ------------     ------------
   Total operating expenses                             4,317,430        3,897,828
                                                     ------------     ------------

LOSS FROM OPERATIONS                                   (1,463,067)      (1,988,193)
                                                     ------------     ------------

OTHER INCOME (EXPENSE):
Interest expense                                         (370,253)        (317,597)
Derivative income (expense)                                    --               --
Gain (loss) on fair value of warrants                          --         (240,000)
                                                     ------------     ------------
   Total other income (expense)                          (370,253)        (557,597)
                                                     ------------     ------------

NET LOSS TO COMMON STOCKHOLDERS                      $ (1,833,320)    $ (2,545,790)
                                                     ============     ============


BASIC AND DILUTED NET LOSS PER COMMON SHARE          $      (0.09)    $      (0.14)
                                                     ============     ============


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

                         GALAXY NUTRITIONAL FOODS, INC.
            EBITDA, as adjusted, (a non-GAAP measure) Reconciliation
                                   (Unaudited)

                                       THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                           MARCH 31,                            MARCH 31,
                                 ------------------------------      ------------------------------
                                      2006              2005             2006              2005
                                 ------------      ------------      ------------      ------------
NET SALES                        $  8,414,387      $ 10,785,379      $ 37,775,862      $ 44,510,487
                                 ------------      ------------      ------------      ------------

NET LOSS                         $ (1,833,320)     $ (2,545,790)     $(24,148,553)     $ (3,859,783)
  Plus:
Non-cash compensation expense           2,750           192,358           926,263           409,746
G&A expenses related to
strategic alternatives                177,987                --           385,609                --
Employment contract expense                --                --                --           444,883
Reserve on stockholder note
receivable                            990,857                --        10,120,200                --
Cost of disposal activities           304,286                --         1,646,490                --
Impairment of property and
   equipment                               --                --         7,896,554                --
(Gain)/Loss on sale of assets         (74,594)           (4,500)           (3,628)           (4,500)
Derivative (income) expense                --                --                --           (62,829)
(Gain)/loss on fair value of
  warrants                                 --           202,414          (388,731)         (258,937)
Interest expense                      370,253           317,597         1,616,743         1,129,977
Depreciation and amortization
  expense                              54,251           539,310         1,517,287         2,172,566
                                 ------------      ------------      ------------      ------------
    EBITDA, as adjusted                (7,530)       (1,298,611)         (431,766)          (28,877)
                                 ------------      ------------      ------------      ------------
     As a % of Net Sales                  0.0%            (12.0%)            (1.1%)             0.0%
                                 ============      ============      ============      ============

Footnote on non-GAAP Measures Presented Above

Management utilizes certain non-GAAP measures such as EBITDA, as adjusted, because it provides useful information to management and investors in order to accurately review the Company's current on-going operations and business trends related to its financial condition and results of operations. Additionally, these measures are key factors upon which the Company prepares its budgets, forecasts and evaluates loan covenants. In its determination of non-GAAP measures, management excludes the non-cash compensation related to stock-based compensation, G&A expenses related to strategic alternatives, the cost of disposal activities, impairment or loss on the sale of assets, the reserve against a stockholder note receivable, and certain employment contract expense from its analysis of operating income because it believes that these items do not accurately reflect the Company's current on-going operations. With respect to non-cash compensation, derivative expense and fair value of warrants, they are calculated based on fluctuations in the Company's stock price which are outside the Company's control and typically do not reflect the Company's operations. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures reported by other companies.

                                      ###


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